                                                                          10.154



                      AMENDMENT NO. 4 TO SECOND AMENDED AND
              RESTATED AND CONSOLIDATED LOAN AND SECURITY AGREEMENT


               THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED AND CONSOLIDATED LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of the _____th day of November, 1998, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower").


                                 R E C I T A L S

               a. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Loan Agreement") that evidences a loan from Lender to Borrower.

               b. The Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"), by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment") and by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment").

               c. Borrower has requested and Lender has agreed (i) to make a single Advance to Borrower in the amount of One Million One Hundred Thousand Dollars ($1,100,000) which shall constitute a readvance of a portion of the principal amount that has been repaid under the Winnick Building Addition Note,
(ii) to make a single Advance to Borrower in the amount of Eight Hundred Thousand Dollars ($800,000) which shall constitute a readvance of a portion of the principal amount that has been repaid under the Ida Building Addition Note,
(iii) to make a single Advance to Borrower in the amount of Six Hundred Thousand Dollars ($600,000) which shall constitute a readvance of a portion of the principal amount that has been repaid under the Aloha Bay Note, and (iv) to modify certain eligibility criteria and other covenants, all on the terms and subject to the conditions contained in this Amendment, which conditions shall include the pledging by Borrower to Lender of certain real property which is identified below as the Calvada Sports Complex.

               NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, Lender and Borrower agree as follows:

               1. LOAN AGREEMENT. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning set forth in the Loan Agreement. Provided the conditions precedent described in Paragraph 5 of this Amendment are met to the satisfaction of Lender, which satisfaction will be evidenced by Lender's execution of this Amendment, the Loan Agreement is hereby further modified as follows:

                      1.1 The Loan Agreement is hereby amended by adding to
        Article I the following definitions:

                      "Calvada Sports Complex": shall mean that approximately twenty two (22) acre parcel of real property located in Nye, County, Nevada and more fully described on the attached Exhibit 1.

                      "First Amendment": shall have the meaning set forth in the Fourth Amendment.

                      "Fourth Amendment": shall mean the Amendment No. 4 to Amended and Restated and Consolidated Loan and Security Agreement.

                      "Second Amendment": shall have the meaning set forth in the Fourth Amendment.

                      "Third Amendment": shall have the meaning set forth in the Fourth Amendment.

                      1.2 The definition of the following terms in Article I of the Loan Agreement, including, to the extent applicable, the First Amendment, Second Amendment and Third Amendment are hereby amended and restated in their entirety to read as follows:

                      "Aloha Bay Maturity Date": shall mean the date which occurs twenty-four (24) months following the date that Lender makes the Advance under the Fourth Amendment.

                      "Aloha Bay Note": shall mean that certain First Amended and Restated and Consolidated Promissory Note [Aloha Bay Phase I] of Borrower dated as of November 6, 1998 in the original principal amount of One Million Seven Thousand One Hundred Dollars ($1,007,100) evidencing the Advances of the Loan made by Lender to Borrower with respect to Aloha Bay, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

                      "Aloha Bay Release Fees": shall mean Two Thousand Six Hundred Twenty Five Dollars ($2,625) per Unit.

                      "Borrowing Base": shall mean, as of the date of any determination thereof, an amount equal to the lesser of (a) ninety percent (90%) of the unpaid principal balance payable under the Eligible Receivables, or (b) ninety percent (90%) of the then present value assigned to the unmatured installments of principal and interest payable under the Eligible Receivables, discounted at Lender's prevailing discount rate calculated as set forth in PARAGRAPH 7.6(i)(C); provided, however, that the maximum Borrowing Base allocable to Eligible Receivables arising from the sale of Units in Project (Reno) shall not in any event exceed Four Million Dollars ($4,000,000); and provided, further, that the maximum Borrowing Base allocable to Eligible Receivables arising from the sale of Lots shall not in any event exceed Thirty Five Million Dollars ($35,000,000) in the aggregate; and provided, further, that the maximum Borrowing Base allocable to Eligible Receivables arising from Unsolidified Lot Sales shall be equal to sixty five percent (65%) of the unpaid principal balance of all Eligible Receivables consisting of Receivables Collateral constituting Unsolidified Lot Sales, not to exceed at any time, however, the lesser of (i) an amount equal to ten percent (10%) of the total unpaid principal balance of all Eligible Receivables consisting of Receivables Collateral which are not constituted of Unsolidified Lot Sales, or (ii) Three Million Five Hundred Thousand Dollars ($3,500,000).

                      "Ida Building Addition Maturity Date": shall mean the date which occurs twenty four (24) months following the date that Lender makes the Advance under the Fourth Amendment.

                      "Ida Building Addition Note": shall mean that certain First Amended and Restated Promissory Note [Ida Building Addition] of Borrower dated November 6, 1998, executed and delivered to Lender in the amount of Two Million One Hundred Twenty-Five Thousand Two Hundred Twenty and 80/100 Dollars ($2,125,220.80), evidencing Advances of the Loan made under the Mortgage Loan Facility with respect to the Ida Building Addition, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

                      "Ida Building Addition Release Fee": shall mean Three Thousand Three Hundred Dollars ($3,300) per Unit.

                      "Winnick Building Addition Maturity Date": shall mean the date which occurs twenty-four (24) months following the date that Lender makes the Advance under the Fourth Amendment.

                      "Winnick Building Addition Note": shall mean that certain First Amended and Restated Promissory Note [Winnick Building Addition] of Borrower dated as of November 6, 1998, executed and delivered to Lender in the amount of

        Two Million Three Hundred Ninety-Seven Thousand Five Hundred Dollars ($2,397,500), evidencing the Advances of the Loan made under the Mortgage Loan Facility made with respect to the Winnick Building Addition, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing.

                      "Winnick Building Addition Release Fees": shall mean Three Thousand Six Hundred Dollars ($3,600) per Unit.

                      1.3 The definition of Documents shall be amended to include each of the Notes, now existing and hereafter created, and each now existing and hereafter created Mortgage securing the repayment of each of the Notes.

                      1.4 The provisions of Section 3.9 of the Loan Agreement, dealing with the payment of the incentive fee with respect to the Aloha Bay Note, shall be amended to provide that at such time as Borrower has repaid the Aloha Bay Note in full the incentive fee with respect to Aloha Bay shall be payable in increments of Two Thousand Six Hundred Twenty Five Dollars ($2,625) per Unit until Borrower has paid to Lender a total incentive fee as to Aloha Bay of Thirty Two Thousand Six Hundred Forty Dollars ($32,640). The provisions of Section 3.9 of the Loan Agreement shall be further modified to provide that the definition of the Aloha Bay Release Fee shall be as set forth in Article I of the Loan Agreement as amended by this Amendment.

                      1.5 The provisions of Section 3.14 of the Loan Agreement, dealing with the payment of the incentive fee with respect to the Ida Building Addition Note, shall be amended to provide that at such time as Borrower has repaid the Ida Building Addition Note in full the incentive fee with respect to Ida Building Addition shall be payable in increments of Three Thousand Three Hundred Dollars ($3,300) per Unit until Borrower has paid to Lender a total incentive fee as to Ida Building Addition of Twenty Four Thousand Four Hundred Eighty Dollars ($24,480). The provisions of Section 3.14 of the Loan Agreement shall be further modified to provide that the definition of the Ida Building Addition Release Fee shall be as set forth in Article I of the Loan Agreement as amended by this Amendment.

                      1.6 The provisions of Section 3.15 of the Loan Agreement, dealing with the payment of the incentive fee with respect to the Winnick Building Addition Note shall be amended to provide that at such time as Borrower has repaid the Winnick Building Addition Note in full the incentive fee with respect to Winnick Building Addition shall be payable in increments of Three Thousand Six Hundred Dollars ($3,600) per Unit until Borrower has paid to Lender a total incentive fee as to Winnick Building Addition of Twenty Two Thousand Four Hundred Forty Dollars ($22,440). The provisions of Section 3.15 of the Loan Agreement shall be further modified to provide that the definition of the Winnick Building Addition Release Fee shall be as set forth in Article I of the Loan Agreement as amended by this Amendment.

                      1.7 Exhibit "I-C" of the Loan Agreement, entitled "Conditions of Eligible Receivables" shall be amended by adding a subparagraph (m) reading as follows:

                             "(m) As an alternative to the eligibility criteria
               set forth in subparagraphs (c) and (d) above, Borrower has received from the Purchaser, with respect to any Unit which is the subject of the Eligible Receivable, aggregate cash payments, consisting of the down payment and all principal payments, of not less than fifty percent (50%) of the total sales price, no part of which has been advanced or loaned to such Purchaser by Borrower, directly or indirectly; the Instrument or Contract provides for consecutive monthly installments of principal and interest in United States funds having a remaining term not exceeding thirty-six (36) months; and the Instrument or Contract provides for the accrual of interest on the unpaid balance at a rate of not less than five percent (5%) per annum; provided, however, that in no event shall the unpaid principal balance of Eligible Receivables against which an Advance is made pursuant to this paragraph exceed Three Million Dollars ($3,000,000)."

                      1.8 The provisions of paragraph 2.1 of the Loan Agreement shall be amended and restated in their entirety as follows:

                             "The Loan. Subject to the terms and conditions of
               this Agreement, Lender hereby agrees to make a Loan to Borrower in the amounts and for the purposes hereinafter described. The Loan shall be constituted of the Receivables Loan, the Mortgage Loan Facility, a One Million Seven Thousand One Hundred Dollars ($1,007,100) nonrevolving mortgage loan made with respect to Aloha Bay (the "Aloha Bay Loan"), a Six Million Five Hundred Eighty Three Thousand Four Hundred Six and 43/100 Dollar ($6,583,406.43) nonrevolving mortgage loan previously made with respect to the Headquarters Building and the FCFC Property (the "Office Loan") and a One Million One Hundred Seventy Three Thousand Seven Hundred Fifty Thousand Dollar ($1,173,750.00) nonrevolving mortgage loan previously made with respect to the Biloxi Property."

                      1.9 The provisions of Section 7.15 of the Loan Agreement shall be amended by deleting from the text thereof the number $2,900.00 in each place where such number appears and substituting in lieu thereof the number "$2,625.00".

                      1.10 The provisions of Section 7.16 of the Loan Agreement shall be amended by deleting from the text thereof the number $1,650.00 in each place where such number appears and substituting in lieu thereof the number "$3,300.00".

                      1.11 The provisions of Section 7.17 of the Loan Agreement shall be amended by deleting from the text thereof the number $2,500.00 in each place where such number appears and substituting in lieu thereof the number "$3,600.00".

                      1.12 Sections 8.23(b) and 8.23(d) of the Loan Agreement shall be amended and restated in their entirety and a new Section 8.23(e) shall be added, as follows:

                             (b) Consolidated Debt to Consolidated Tangible Net
               Worth. Commencing with the fiscal quarter ending August 31, 1999, the ratio of consolidated total liabilities of Borrower and its Subsidiaries to the Consolidated Tangible Net Worth of Borrower and its Subsidiaries shall not, at any time, be greater than 4:1.

                             (d) Sales, General and Administrative Expenses to
               Net Sales. On the final day of each fiscal quarter of Borrower, commencing with the fiscal quarter ending November 30, 1998 the sum of (i) the total of Borrower's costs and expenses for commissions and selling relating to retail lot sales and time-share sales (exclusive of any fees payable by Borrower to Hospitality Franchise Systems, Inc.) and (ii) the total of Borrower's general and administrative expenses, (the costs and expenses described in clauses (i) and (ii) hereinafter the "SGA Expenses") shall not exceed the amount obtained when the total of Borrower's processed sales of retail lots and time-share interests for the same period (each net of cancellations of such sales) ("Net Sales") is multiplied by the percentage set forth below; provided, however, that a breach of this covenant shall not be an Event of Default, but in the event that there are two
               (2) consecutive occurrences of a breach of this covenant or in the event a breach of this covenant continues without cure for a period in excess of sixty (60) days after the end of any test quarter, Lender shall have no further obligation to make any Advances hereunder, including, without limitation, any Receivables Advances or any Advances under the Mortgage Loan Facility until such breach is cured. Until August 31, 1999, the foregoing covenant shall be tested quarterly based upon Borrower's total cumulative SGA Expenses and total cumulative Net Sales from September 1, 1998 through the end of the relevant quarter. Commencing on November 30, 1999, the foregoing covenant shall be tested quarterly based upon Borrower's total aggregate SGA Expenses and Net Sales for the immediately preceding four (4) fiscal quarters.

                                  Test Date                           Percentage
                                  ---------                           ----------
                              November 30, 1998                           65%
                              February 28, 1999                           70%
                                 May 31, 1999                             67%
                        August 31, 1999 and thereafter                    65%

               Notwithstanding the contrary provisions set forth in the introductory portions of Section 8.23, the compliance of Borrower with the financial covenants set forth in this Section 8.23(d) shall be confirmed by Borrower's delivery to Lender of a certification in a form acceptable to Lender which certification shall be signed by a duly-authorized officer of Borrower and shall be delivered to Lender within sixty (60) days after the expiration of the first, second and third fiscal quarters of Borrower and within one hundred twenty (120) days after the expiration of each fourth quarter.

                             (e) Sales Volume. On the final day of each fiscal
               quarter of Borrower, commencing with the fiscal quarter ending November 30, 1998 and ending with the fiscal quarter ending August 31, 1999, Borrower's Net Sales as defined above shall equal or exceed the amounts set forth below; provided, however, that a breach of this covenant shall not be an Event of Default, but in the event that there are two (2) consecutive occurrences of a breach of this covenant or in the event a breach of this covenant continues without cure for a period in excess of sixty
               (60) days after the end of any test quarter, Lender shall have no further obligation to make any Advances hereunder, including, without limitation, any Receivables Advances or any Advances under the Mortgage Loan Facility until such breach is cured. The foregoing covenant shall be tested quarterly based upon Borrower's total cumulative Net Sales from September 1, 1998 through the end of the relevant quarter.

                                                                         Volume
                                  Test Date                         Amount of Sales
                                  ---------                         ---------------
                              November 30, 1998                       $17,507,168
                              February 28, 1999                       $16,484,761
                                 May 31, 1999                         $21,565,217
                               August 31, 1999                        $25,459,567

               Notwithstanding the contrary provisions set forth in the introductory portions of Section 8.23, the compliance of Borrower with the financial covenants set forth in this Section 8.23(e) shall be confirmed by Borrower's delivery to Lender of a certification in a form acceptable to Lender which certification shall be signed by a duly-authorized officer of Borrower and shall be delivered to Lender within sixty (60) days after the expiration of the first, second and third fiscal quarters of Borrower and within one hundred twenty (120) days after the expiration of the fourth quarter.

               2. READVANCES.

                  2.1 Subject to the satisfaction of the terms and conditions set forth in this Amendment, Lender agrees to (i) to make a single Advance (the "Winnick Building Addition Readvance") to Borrower in the amount of One Million One Hundred Thousand Dollars ($1,100,000) which shall constitute a readvance of a portion of the principal amount that has been repaid under the Winnick Building Addition Note, (ii) to make a single Advance (the "Ida Building Addition Readvance") to Borrower in the amount of Eight Hundred Thousand Dollars ($800,000) which shall constitute a readvance of a portion of the principal amount that has been repaid under the Ida Building Addition Note, and (iii) to make a single Advance (the "Aloha Bay Readvance") to Borrower in the amount of Six Hundred Thousand Dollars ($600,000) which shall constitute a readvance of a portion of the principal amount that has been repaid under the Aloha Bay Note.

                  2.2 The Aloha Bay Readvance, together with the present outstanding principal balance of the Aloha Bay Note, shall be evidenced by a First Amended and Restated Promissory Note [Aloha Bay] in the amount of One Million Seven Thousand One Hundred Dollars ($1,007,100) constituting the sum (i) of the Aloha Bay Readvance (i.e., $600,000) and
        (ii) the unpaid balance of the Aloha Bay Note as of the date hereof (i.e., $407,100). Borrower represents and warrants to Lender that the unpaid principal balance of the Aloha Bay Note as of the date hereof is Four Hundred Seven Thousand One Hundred Dollars ($407,100). The Aloha Bay Readvance shall be secured pursuant to, among other things, the Aloha Bay Mortgage in the same priority as previous advances under the Aloha Bay Note, as well as the Loan Agreement, and as more fully set forth in Section 3 below.

                  2.3 The Ida Building Addition Readvance, together with the present outstanding principal balance of the Ida Building Addition Note, shall be evidenced by a First Amended and Restated Promissory Note [Ida Building Addition] in the amount of Two Million One Hundred Twenty-Five Thousand Two Hundred Twenty and 80/100 Dollars ($2,125,220.80) constituting the sum of (i) the Ida Building Addition Readvance (i.e. $800,000) and (ii) the unpaid principal balance of the Ida Building Addition Note as of the date hereof (i.e. $1,325,220.80). Borrower represents and warrants to Lender that the unpaid principal balance of the Ida Building Addition Note as of the date hereof is One Million Three Hundred Twenty-Five Thousand Two Hundred Twenty and 80/100 Dollars ($1,325,220.80). The Ida Building Addition Readvance shall be secured pursuant to, among other things, the Ida Building Addition Deed of Trust in the same priority as previous advances under the Ida Building Addition Note, as well as the Loan Agreement, and as more fully set forth in Section 3 below.

                  2.4 The Winnick Building Addition Readvance, together with the present outstanding principal balance of the Winnick Building Addition Note, shall be evidenced by a First Amended and Restated Promissory Note [Winnick Building Addition] in the amount of Two Million Three Hundred Ninety-Seven Thousand Five Hundred Dollars ($2,397,500) constituting the sum of (i) the Winnick Building Addition Readvance (i.e., $1,100,000) and (ii) the unpaid principal balance of the Winnick Building Addition Note as of the date hereof (i.e., $1,297,500). Borrower represents and warrants to Lender that the unpaid principal balance of the Winnick Building Addition Note as of the date hereof is One Million Two Hundred Ninety-Seven Thousand Five Hundred Dollars ($1,297,500). The Winnick Building Addition Readvance shall be secured pursuant to, among other things, the Winnick Building Addition Deed of Trust in the same priority as previous advances under the Winnick Building Addition Note, as well as the Loan Agreement, and as more fully set forth in Section 3 below.

               3. SECURITY. Without limitation, as provided in paragraphs 3.1(a) and (b) of the Loan Agreement and the Mortgages securing the Notes now existing or hereafter arising, the payment and Performance of Borrower's Obligations under or as evidenced by this Amendment and by the Aloha Bay Note, Ida Building Addition Note and Winnick Building Addition Note (as the foregoing notes have been redefined by this Amendment) shall be and shall continue to be secured by the liens and Security Interests granted to Lender pursuant to the Loan Agreement, as amended and supplemented by this Amendment, and pursuant to such Mortgages, subject however to the release provisions set forth in the Loan Documents.

               4. MARKETING AND DEBT COVENANT. Lender waives compliance by Borrower with the covenant contained in Section 8.23(b) for the period of time commencing January 1, 1998 through the date of this Amendment and compliance by Borrower with the covenant contained in Section 8.23(d) for the period of time commencing January 1, 1998 through August 31, 1998. However the foregoing waiver shall not constitute a waiver by Lender of any other Events of Default or any acts or events which with notice, passage of time or both would constitute Events of Default under the Documents.

               5. CONDITIONS PRECEDENT. Lender's obligations under this Amendment are subject to the satisfaction of the following conditions precedent:

                  5.1 Borrower shall have delivered to Lender the following executed documents, all in form satisfactory to Lender:

                      (a) This Amendment; and

                      (b) Appropriate amendments to each of the Aloha Bay Note,
               Ida Building Addition Note, Winnick Building Addition Note, Aloha Bay

               Mortgage, Ida Building Addition Deed of Trust and Winnick Building Addition Deed of Trust to further effectuate the agreement set forth in this Amendment.

                      5.2 Lender shall have obtained an irrevocable commitment from its title insurer to issue to Lender title insurance endorsements acceptable to Lender with respect to each of the Aloha Bay Mortgage, the Ida Building Addition Deed of Trust and the Winnick Building Addition Deed of Trust to account for the making of the Aloha Bay Readvance, the Ida Building Addition Readvance, and the Winnick Building Addition Readvance, all at the sole cost and expense of Borrower.

                      5.3 Borrower has obtained and delivered to Lender an irrevocable commitment from Lender's title insurer with respect to the Biloxi Deed of Trust to account for the making of the Headquarters Readvance as more fully described in the Third Amendment, all at the sole cost and expense of Borrower.

                      5.4 Lender shall have received an approved updated credit reference on Borrower from each of Heller Financial, Inc., Textron Financial Corp., Marine Midland Bank and First Chicago Bank.

                      5.5 Lender shall have received and approved the current accounts payable aging schedule of Borrower.

                      5.6 Borrower shall have satisfied the following conditions contained in Exhibit 5.2.2 of the Loan Agreement: 1(b) through (i), 3, 4, 5, 6, 7, 8, 9, 10, 11 and 16. With respect to this Amendment only,
        (i) all references in the foregoing conditions to the term "Project" shall mean the Calvada Sports Complex; (ii) the reference to Project Incentive Fee shall be deleted; (iii) the reference to Project Note shall mean the Aloha Bay Note, the Ida Building Addition Note and the Winnick Building Addition Note (as the foregoing notes have been herein redefined), in the aggregate; and (iv) the zoning evidence as contemplated in condition 16 shall support the present use of the Calvada Sports Complex.

                      5.7 Borrower has paid the Lender the Readvance Fee as defined below.

                      5.8 There shall have occurred no material adverse change in any real property or in the business or financial condition of the Borrower and Guarantor since the date of the last financial statement submitted to Lender.

               6. INCORPORATION OF OTHER PROVISIONS OF LOAN AGREEMENT. For all purposes under the Loan Agreement, the Aloha Bay Readvance, the Ida Building Addition Readvance and the Winnick Building Addition Readvance shall each be deemed a

"transaction made pursuant to this Agreement," as contemplated in Section 8.1 of the Loan Agreement, except that for purposes of the representations, covenants and warranties under Article VIII thereof, the current status of all litigation matters affecting the Borrower and Guarantor is as set forth on the attached
Exhibit 2 and the current financial condition (including, without limitation, compliance with financial covenants) of the Borrower and Guarantor is reflected on the most recent financial statements delivered by Borrower and Guarantor to Lender prior to the date hereof.

               7. READVANCE FEE. In consideration of Lender's covenants, agreements and promises under this Amendment, Borrower shall pay to Lender at the time of the Advance made pursuant to this Amendment a fee in the amount of Twelve Thousand Five Hundred Dollars ($12,500.00) (the "Readvance Fee") which may be withheld from the proceeds of the Advance made pursuant to this Amendment. Lender acknowledges the receipt of One Thousand Seven Hundred Eighty-Six Dollars ($1,786) of the Readvance Fee.

               8. ENTIRE AGREEMENT. This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof.

               9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

               10. NO NOVATION. Except as expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Documents, except as expressly stated herein. To the extent practicable, any provisions of this Amendment which conflict with any provisions of the Documents shall be construed to supplement such provisions of the Documents, provided that, in the event of irreconcilable conflict, the provisions of this Amendment, construed as narrowly as practicable, shall control.

               11. COMMISSIONS. Lender shall not be obligated to pay any loan commission and/or brokerage fee in connection with the Advances of the Loan made pursuant to this Amendment. Borrower shall pay any and all such commissions and fees, if any, and hereby agrees to indemnify, defend and hold harmless Lender from any claim for any such commissions or fees. Lender represents and warrants to Borrower that Lender has no knowledge of broker involvement in the transactions contemplated by this Amendment.

               12. INDEBTEDNESS ACKNOWLEDGED. Borrower acknowledges that the indebtedness evidenced by the Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Borrower under the Loan Agreement, as amended, or any of the other Documents, with or without notice or lapse of time, other than as to those matters waived pursuant to Paragraph 4 hereof.

               13. VALIDITY OF DOCUMENTS. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement, as amended, and the other Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

               14. OTHER WRITINGS. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

               15. EFFECTIVENESS OF AMENDMENT. This Amendment shall not be effective until the same is executed and accepted by Lender in the State of Arizona.

               IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.



PREFERRED EQUITIES CORPORATION,             FINOVA CAPITAL CORPORATION,
a Nevada corporation                        a Delaware corporation



By: _____________________________           By: ____________________________
Title ___________________________           Title: _________________________









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


State of Arizona          )
                          )
County of Maricopa        )

               This instrument was acknowledged before me on ___________, 1998 by ______________ as ______________________ of PREFERRED EQUITIES CORPORATION, a
Nevada corporation, on behalf of the corporation.


                                            ___________________________________
                                                         Notary

                                            (My commission expires:) ___________


State of Arizona          )
                          )
County of Maricopa        )


               This instrument was acknowledged before me on ___________, 1998 by ________________________ as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation, on behalf of the corporation.


                                            ___________________________________
                                                         Notary

                                            (My commission expires:) ___________



















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